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                                                             Exhibit 10(ii)(v)


                AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT

                          NANTUCKET INDUSTRIES, INC.
                              105 Madison Avenue
                           New York, New York 10016

                                       As of May 4, 1997


Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Gentlemen:

    Congress Financial Corporation ("Lender") and Nantucket Industries, Inc. ("Borrower") have entered into certain financing arrangements pursuant to which Lender may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, dated March 21, 1994, between Lender and Borrower, as amended by Amendment No. 1 to Loan and Security Agreement, dated May 31, 1996, Amendment No. 2 to Loan and Security Agreement, dated July 31, 1996, Amendment No. 3 to Loan and Security Agreement, dated as of August 15, 1996, Amendment No. 4 to Loan and Security Agreement, dated as of March 18, 1997, and Amendment No. 5 to Loan and Security Agreement, dated as of March 31, 1997 (as amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement," and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, collectively, the "Financing Agreements").

    Borrower has requested that Lender waive the existing Event of Default under the Working Capital covenant and reduce, effective as of May 4, 1997, the amount of the Working Capital covenant Borrower is required to maintain, and Lender is willing to agree to the foregoing, subject to the terms and conditions contained herein.

    In consideration of the foregoing, the respective agreements and covenants contained herein, and other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

    1. Definitions. For purposes of this Amendment, unless otherwise defined herein, all terms used herein shall have the respective meanings assigned to such terms in the Loan Agreement.

    2.   Waiver.

         (a) Lender hereby waives the Event of Default arising as a result of the failure of Borrower to maintain Working Capital for the period from March 30, 1997, through and including



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May 3, 1997, in the amounts required under Section 9.13 of the Loan Agreement.

         (b) Lender has not waived and is not by this Amendment waiving, and has no intention of waiving any other Events of Default, that may have occurred prior to the date hereof, or may be continuing on the date hereof or any Event of Default that may occur after the date hereof (whether the same or similar to the Event of Default referred to in Section 2(a) hereof or otherwise) and Lender reserves the right, in its discretion, to exercise any or all of its rights and remedies arising under the Financing Agreements, applicable law or otherwise as a result of any other Event of Default that may have occurred prior to the date hereof, or is continuing on the date hereof or any Event of Default that may occur after the date hereof (whether the same or similar to the Event of Default described in Section 2(a) hereof or otherwise). The waiver contained in Section 2(a) hereof shall not constitute a waiver of any Event of Default arising as a result of the failure of Borrower to comply with Section 9.13 of the Loan Agreement at any time after May 3, 1997.

    3. Working Capital. Effective as of May 4, 1997, Section 9.13 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

         "9.13 Working Capital. Borrower shall, at all times, maintain Working Capital of not less than $4,500,000."

    4. Amendment Fee. In addition to all other fees, charges, interest and expenses payable by Borrower to Lender under the Financing Agreements, Borrower shall pay to Lender a fee for entering into this Amendment in the amount of $5,000, which amount is fully earned and payable as of the date hereof and may be charged directly to Borrower's loan account maintained by Lender.

    5. Additional Representations and Warranties. Each of Borrower and Guarantor represents, warrants and covenants with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of Loans by Lender to Borrower:

         (a) The failure of Borrower to comply with the covenants, conditions and agreements contained herein or in any other agreement, document or instrument at any time executed and/or delivered by Borrower with, to or in favor of Lender shall constitute an Event of Default under the Financing Agreements.

         (b) No Event of Default or act, condition or event which with notice or passage of time or both would constitute an


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Event of Default exists or has occurred as of the date of this Amendment (after giving effect to the amendments to the Financing Agreements made by this Amendment).

         (c) This Amendment has been duly executed and delivered by Borrower and Guarantor and is in full force and effect as of the date hereof and the agreements and obligations of Borrower and Guarantor contained herein constitute legal, valid and binding obligations of Borrower and Guarantor enforceable against Borrower and Guarantor in accordance with their respective terms.

    6. Conditions to Effectiveness of Amendment. The effectiveness of the other provisions of this Amendment shall be subject to the satisfaction of each of the following additional conditions precedent:

         (a) Lender shall have received, in form and substance satisfactory to Lender, an executed original or executed original counterparts of this Amendment, as the case may be; and

         (b) no Event of Default shall exist or have occurred and no event shall have occurred or exist which with notice or passage of time or both would constitute an Event of Default.

    7. Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Financing Arrangements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and be construed as one agreement.

    8. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

    9. Governing Law. The validity, interpretation and enforcement of this Amendment and any dispute arising out of the relationship between the parties hereto in connection with this Amendment, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of law).

    10. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

    11. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall


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together constitute but one and the same agreement.  In making proof of this
Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

    Please sign the enclosed counterpart of this Amendment in the space provided below whereupon this Amendment as so accepted by Lender, shall become a binding agreement among Borrower, Guarantor and Lender.


                                       Very truly yours,

                                       NANTUCKET INDUSTRIES, INC.

                                       By: /s/ Ronald Hoffman
                                           -------------------------
                                       Title: VP
                                              ----------------------

ACKNOWLEDGED:

NANTUCKET MILLS, INC.

By: /s/ Ronald Hoffman
    -------------------------
Title: VP
       ----------------------


AGREED:

CONGRESS FINANCIAL CORPORATION

By: /s/ Daniel Manisca
    -------------------------
Title: Vice President
       ----------------------



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